SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 16, 1997

                      CORPORATE REALTY INCOME FUND I, L.P.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      0-15796                                       13-3311993
(Commission file number)                  (IRS employer identification no.)



            406 East 85th Street, New York, New York      10028
            (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (212) 794-3292


________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          16.  Letter  of  KPMG  Peat  Marwick  LLP  re:  Change  in  Certifying
               Accountant.

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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CORPORATE REALTY INCOME FUND I, L.P.
                                         (Registrant)


Date: July 25, 1997                       By: /s/ Robert F. Gossett, Jr.
                                             ------------------------------
                                             Robert F. Gossett, Jr.
                                             Individual General Partner


                                          By: 1345 REALTY CORPORATION
                                              Corporate General Partner


Date: July 25, 1997                       By: /s/ Robert F. Gossett, Jr.
                                             -----------------------------
                                             Robert F. Gossett, Jr.
                                             President

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